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                                                                    EXHIBIT 21.1

        GRUPO TELEVISA'S SUBSIDIARIES, VARIABLE INTEREST ENTITIES, JOINT
                 VENTURES AND ASSCOIATES AS OF DECEMBER 31, 2004

NAME OF COMPANY                                                                     COUNTRY OF INCORPORATION
--------------------------------------------------------------------------------    ------------------------
Corporativo Vasco de Quiroga, S.A. de C.V.......................................              Mexico
      Audiomaster 3000, S.A. de C.V.............................................              Mexico
      Corporatel, S.A. de C.V...................................................              Mexico
      Dibujos Animados Mexicanos Diamex, S.A. (*)...............................              Mexico
      Editorial Clio Libros y Videos, S.A. de C.V. (*)..........................              Mexico
      Eventicket, S.A. de C.V. (1)..............................................              Mexico
      Futbol del Distrito Federal, S.A. de C.V..................................              Mexico
      Grupo Comunicacion y Esfuerzo Comercial, S.A. de C.V......................              Mexico
      Impulsora del Deportivo Necaxa, S.A. de C.V...............................              Mexico
      Magical Entertainment, S. de R.L. de C.V.  (1)............................              Mexico
           En Vivo Espectaculos, S. de R.L.. de C.V. (1)........................              Mexico
      Mas Fondos, S.A. de C.V.  (*).............................................              Mexico
      Operadora Dos Mil, S.A. de C.V............................................              Mexico
      Promarca y Cia., S.A. de C.V..............................................              Mexico
      Promo-Certamen, S.A. de C.V...............................................              Mexico
      Radiotelefonia Movil Metropolitana, S.A. de C.V. (1)......................              Mexico

CVQ Espectaculos, S.A. de C.V...................................................              Mexico
      Club de Futbol America, S.A. de C.V.......................................              Mexico
      Nueva Generacion, S.A.....................................................              Mexico
      Real San Luis F.C., S.A. de C.V...........................................              Mexico
      Teatro de los Insurgentes, S.A. de C.V....................................              Mexico
      Videocine, S.A. de C.V....................................................              Mexico
           Coyoacan Films, S.A. de C.V. (*).....................................              Mexico

DTH Europa, S.A.................................................................              Spain

Editora Factum,  S.A. de C.V....................................................              Mexico
      BouncyNet, Inc. and subsidiary (*)........................................     United States of America
      Desarrollo Vista Hermosa, S.A. de C.V.....................................              Mexico
      Digital TV, S.A. de C.V...................................................              Mexico
      Empresas Cablevision, S.A. de C.V.........................................              Mexico
           Milar, S.A. de C.V...................................................              Mexico
                Argos Comunicacion, S.A. de C.V. (*)............................              Mexico
                Cablestar, S.A. de C.V..........................................              Mexico
                Cablevision, S.A. de C.V........................................              Mexico
                     Tercera Mirada, S.A. de C.V................................              Mexico
                Grupo Mexicano de Cable, S.A. de C.V............................              Mexico
                Integravision de Occidente, S.A. de C.V.........................              Mexico
                La Casa de la Risa, S.A. de C.V.................................              Mexico
                Servicios Cablevision, S.A. de C.V..............................              Mexico
                Tecnicable, S.A. de C.V.........................................              Mexico
                Telestar del Pacifico, S.A. de C.V..............................              Mexico
      Galavision DTH, S. de R.L. de C.V.........................................              Mexico
           Televisa DTH TechCo, Inc. ...........................................     United States of America
                DTH TechCo Partners (*).........................................     United States of America
           DTH, LLC.............................................................     United States of America
                Televisa MCOP Holdings, Inc. ...................................     United States of America
                    Sky Multi-Country Partners and subsidiaries (*).............     United States of America
      Mednet, S.A. de C.V. (*)..................................................              Mexico
      Metros Cubicos, S.A. de C.V. (*)..........................................              Mexico
      Queplan, S.A. de C.V.   (*)...............................................              Mexico

Editorial Televisa, S.A. de C.V.................................................              Mexico
      Editorial Delaware, S.A. de C.V...........................................              Mexico
           Editorial Televisa International, S.A................................              Mexico
                ET Publishing International, Inc................................     United States of America
                     Hispanic Publishing Associates, LLC........................     United States of America
           Editorial Televisa Puerto Rico, Inc. ................................           Puerto Rico
           Repremex Incorporated (1)............................................     United States of America
           Union Publishing Company, Inc. (1)...................................     United States of America
      Editorial Motorpress Televisa, S.A. de C.V................................              Mexico
      Editorial Televisa Argentina, S.A.........................................            Argentina
           Editorial Tucuman, S.A.C.I. y de M.S.................................            Argentina
      Editorial Televisa Chile, S.A.............................................              Chile
      Editorial Televisa Colombia, S.A..........................................            Colombia

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
NAME OF COMPANY                                                                                     COUNTRY OF INCORPORATION
------------------------------------------------------------------------------------------------    ------------------------
      Editorial Televisa Peru, S.A..............................................................              Peru
      Editorial Televisa Venezuela, S.A.........................................................            Venezuela
      Vanipubli Ecuatoriana, S.A................................................................             Ecuador
      Venetel Servicios Publicitarios, S.A......................................................            Venezuela

En Vivo U.S. Holding, LLC.......................................................................    United States of America
      En Vivo U.S. Holding Company (1)..........................................................    United States of America
           CCE-Televisa Music Promotions, LLC (*)...............................................    United States of America
                Vivelo, Inc. (*)................................................................    United States of America

Esmas Holding, LLC (1)..........................................................................    United States of America
      Esmas I, LLC (1)..........................................................................    United States of America

Factum Mas, S.A. de C.V.........................................................................             Mexico
      Sky DTH, S. de R.L. de C.V................................................................             Mexico
           Innova Holdings, S. de R.L. de C.V...................................................             Mexico
                Innova, S. de R.L. de C.V. (2)..................................................             Mexico
                     Corporacion  Novaimagen, S. de R.L. de C.V.................................             Mexico
                     Corporacion  Novavision, S. de R.L. de C.V.................................             Mexico
                     Corporacion de Radio y Television del Norte de Mexico, S. de R.L. de C.V...             Mexico
                     Nova Call-Center, S. de R.L. de C.V........................................             Mexico
                     Servicios Corporativos de Telefonia, S. de R.L. de C.V.....................             Mexico
                     Servicios Novasat, S. de R.L. de C.V.......................................             Mexico
      Consorcio Portal, S.A. de C.V.............................................................             Mexico
           Comercio Mas, S.A. de C.V............................................................             Mexico
           Corporacion Mas, S.A. de C.V.........................................................             Mexico

Grupo Distribuidoras Intermex, S.A. de C.V......................................................             Mexico
      Distribuidora Panamex, S.A................................................................             Panama
      Atmore Investment, A.V.V..................................................................             Aruba
      Distribuidora Bolivariana, S.A............................................................             Peru
      Distribuidora de Revistas Bertran, S.A.C..................................................          Argentina
            Intercontinental Media, S.A.........................................................          Argentina
      Distribuidora Intermex, S.A. de C.V.......................................................             Mexico
      Distribuidora Televisa Chile, S.A.........................................................             Chile
           Distribuidora Alfa, S.A..............................................................             Chile
           Distribuidora San Joaquin, S.A.......................................................             Chile
      Easa Colombiana, S.A......................................................................            Colombia
           Editorial Momento, S.A...............................................................            Colombia
                Distribuidoras Unidas, S.A......................................................            Colombia
      Gonarmex, S.A. de C.V.....................................................................             Mexico
      Grupo America, S.A........................................................................             Panama
      Samra, S.A................................................................................             Ecuador
           Distribuidora Los Andes, S.A.........................................................             Ecuador
      Saral Publications, Inc. .................................................................    United States of America

Campus America, S.A. de C.V.....................................................................             Mexico
      Fonovisa Centroamerica, S.A. (1)..........................................................           Nicaragua
      Television Holdings USA, LLC..............................................................    United States of America
           Univision Communications, Inc. (*)...................................................    United States of America
      Televisa Pay-TV Venture, Inc. ............................................................    United States of America
           TuTv, LLC (*).......................................................................     United States of America

Promo-Industrias Metropolitanas, S.A. DE C.V....................................................             Mexico
      Telestar de Occidente, S.A. de C.V........................................................             Mexico
           Multimedios Santa Fe, S.A. de C.V....................................................             Mexico
                Recursos Corporativos Alameda, S.C..............................................             Mexico
                Producciones Nacionales Televisa, S.C...........................................             Mexico
                Proyectos Especiales Televisa, S.C..............................................             Mexico
      Grupo Editorial Metropolitano, S.A. de C.V................................................             Mexico

 Sistema Radiopolis, S.A. de C.V................................................................             Mexico
      Cadena Radiodifusora Mexicana, S.A. de C.V................................................             Mexico
           Radio Melodia, S.A. de C.V...........................................................             Mexico
           Radio Tapatia, S.A. de C.V...........................................................             Mexico
           X.E.Z.Z., S.A. de C.V................................................................             Mexico
      Radio Comerciales, S.A. de C.V............................................................             Mexico
      Radiotelevisora de Mexicali, S.A. de C.V..................................................             Mexico

Teleparabolas, S.L..............................................................................             Spain

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
NAME OF COMPANY                                                                                     COUNTRY OF INCORPORATION
------------------------------------------------------------------------------------------------    ------------------------
Telesistema Mexicano, S.A. de C.V...............................................................             Mexico
      Altavista Sur Inmobiliaria, S.A. de C.V...................................................             Mexico
      Dimar, S.A. de C.V........................................................................             Mexico
      Estudio Sevilla 613, S.A. de C.V..........................................................             Mexico
      Inmobiliaria Amber, S.A. de C.V...........................................................             Mexico
      Inmobiliaria Rio de la Loza, S.A. de C.V..................................................             Mexico
      Imagen y Talento Internacional, S.A. de C.V...............................................             Mexico
      NMP Canal 1, S.A. De C.V..................................................................             Mexico
      Pico Tres Padres, S. de R.L. de C.V.......................................................             Mexico
      Teleinmobiliaria, S. de R.L. de C.V.......................................................             Mexico
      G. Televisa-D,  S.A. de C.V...............................................................             Mexico
      Terma, S.A. de C.V........................................................................             Mexico
      Televisa, S.A. de C.V.....................................................................             Mexico
           Endemol Mexico, S.A. de C.V. (*).....................................................             Mexico
           Espacio en Vinculacion, A. C.........................................................             Mexico
           Exposicion Universal de Mexico 2010, S.A. De C.V.....................................             Mexico
      Morning Glory Productions, S.A. de C.V....................................................             Mexico
           Televisa Internacional, LLC..........................................................    United States of America
      Televisa International Marketing Group, Inc...............................................    United States of America
      Visat, S.A. de C.V........................................................................             Mexico
      Televisa Mexico, Ltd......................................................................          Switzerland
           Videoserpel, Ltd.....................................................................          Switzerland
           Televisa Entretenimiento, S.A. de C.V................................................             Mexico
                Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)........................             Mexico

Televisa Argentina, S.A.........................................................................           Argentina

Television Independiente de Mexico, S.A. de C.V.................................................             Mexico
      Bay City Television, Inc. ................................................................    United States of America
      Cadena de las Americas, S.A. de C.V.......................................................             Mexico
      Cadena Televisora del Norte, S.A. de C.V..................................................             Mexico
      Canal 23 de Ensenada, S.A. de C.V.........................................................             Mexico
      Canal XXI, S.A. de C.V....................................................................             Mexico
      Canales de Television Populares, S.A. de C.V..............................................             Mexico
      Compania Televisora de Leon Guanajuato, S.A. de C.V.......................................             Mexico
      Desarrollo Milaz, S.A. de C.V.............................................................             Mexico
      ECO Producciones, S.A. de C.V.............................................................             Mexico
      Editora San Angel, S.A. de C.V............................................................             Mexico
      Empresas Baluarte, S.A. de C.V............................................................             Mexico
      Grupo Administrativo Tijuana, S.A. de C.V.................................................             Mexico
      Radiotelevisora de Mexico Norte, S.A. de C.V..............................................             Mexico
      Radio Television, S.A. de C.V.............................................................             Mexico
      Telehermosillo, S.A. de C.V...............................................................             Mexico
      Televimex, S.A. de C.V....................................................................             Mexico
      Televisa Corporacion, S.A. de C.V.........................................................             Mexico
      Televisa Producciones, S.A. de  C.V.......................................................             Mexico
      Televisa Talento, S.A. de C.V.............................................................             Mexico
      Television de Puebla, S.A. de C.V.........................................................             Mexico
      Television del Golfo, S.A. de C.V.........................................................             Mexico
      Televisora de Calimex, S.A. de C.V........................................................             Mexico
      Televisora de Mexicali, S.A. de C.V.......................................................             Mexico
      Televisora de Navojoa, S.A................................................................             Mexico
      Televisora de Occidente, S.A. de C.V......................................................             Mexico
      Televisora del Golfo, S.A. de C.V.........................................................             Mexico
      Televisora del Yaqui, S.A. de C.V. (*)....................................................             Mexico
      Televisora Peninsular, S.A. de C.V........................................................             Mexico
      T.V. de los Mochis, S.A. de C.V...........................................................             Mexico
      Telemercado Alameda, S. de R.L. de C.V. (*) (1)...........................................             Mexico
      T.V. del Humaya, S.A. de C.V..............................................................             Mexico
      Transmisiones Nacionales de Television, S.A. de C.V.......................................             Mexico
      T.V. Conceptos, S.A. de C.V...............................................................             Mexico
      XHCC-TV Television, S.A. de C.V...........................................................             Mexico

(*) Joint Venture or Associates. Under Mexican GAAP and International Accounting Standard No. 28, paragraph 3, an "associate" is an enterprise in which the investor has significant influence and which is neither a subsidiary nor a joint venture of the investor.

(1)   Without current operations.

(2) Variable Interest Entity. The Company and / or any of its subsidiaries is the primary beneficiary.